SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): JUNE 9, 2000


                        ALL AMERICAN SEMICONDUCTOR, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


       0-16207                                                   59-2814714
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(Commission File Number)                                      (I.R.S. Employer
                                                             Identification No.)


16115 N.W. 52nd Avenue, Miami, Florida                                  33014
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (305) 621-8282
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                                      N/A
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On June 12, 2000, All American Semiconductor, Inc. (the "Registrant") issued a press release announcing the decision of its Board of Directors on June 9, 2000 to adopt a Common Stock Purchase Rights Plan.

         Reference is made to the press release filed as Exhibit 99 hereto. The information set forth in Exhibit 99 is hereby incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

      Exhibit
       Number                           Description
      -------   ----------------------------------------------------------------

         4.1 Form of 2000 Common Stock Purchase Rights Agreement, dated as of June 9, 2000, between the Registrant and American Stock Transfer & Trust Company(1)

         99     Press release, dated June 12, 2000, announcing the
                Registrant's adoption of a Common Stock Purchase Rights Plan(2)


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        (1)     Incorporated by reference to the same exhibit number filed as part of the Registrant's Registration Statement on Form 8-A, filed on June 13, 2000.

        (2)     Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  ALL AMERICAN SEMICONDUCTOR, INC.


Dated:  June 13, 2000             By: /s/ HOWARD L. FLANDERS
                                      ------------------------------------------
                                      Howard L. Flanders, Executive Vice
                                      President and Chief Financial Officer